UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐           Preliminary Proxy Statement
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☒           Definitive Proxy Statement
☐           Definitive Additional Materials
☐           Soliciting Material pursuant to Section 240.14a-12

SIMLATUS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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SIMLATUS CORPORATION
175 Joerschke Drive, Suite A
Grass Valley, California 95945

 May 10, 2016

Dear Shareholder:

You are cordially invited to attend the 2016 Annual Meeting of Shareholders (the “Annual Meeting”) of Simlatus Corporation (the “Company”), which will be held on Wednesday, June 15, 2016, at 11:00 a.m. Pacific time. The Annual Meeting will take place at our corporate headquarters at 175 Joerschke Drive, Suite A, Grass Valley, California 95945. At the Annual Meeting, we will:

1.	Vote on the appointment of the full Board of Directors
2.	Establish Members for an Audit and Executive Compensation Commitment
3.	Vote on the capital restructuring of the Company
4.	Conduct any other business that properly comes before the Annual Meeting and any postponements or adjournments of the Annual Meeting.

All holders of record of common shares of Simlatus Corporation at the close of business on Thursday, May 5, 2016, will be entitled to vote at our Annual Meeting.

Your vote is very important to us and your shares should be represented and voted, whether or not you plan to personally attend the Annual Meeting. To ensure that your vote is counted at the meeting, please mark, sign, date and return the enclosed proxy card in the envelope provided or vote via the Internet as promptly as possible. Shareholders attending the Annual Meeting may vote in person even if they have previously returned proxy cards or voted via the Internet. Please note that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a legal proxy from such broker, bank or other nominee.

Sincerely,

/s/Gary Tilden
Gary Tilden Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT.
PLEASE PROMPTLY SUBMIT YOUR PROXY BY INTERNET OR MAIL.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on Wednesday, June 15, 2016: The Proxy Statement, the Form of Proxy Card, and the 2015 Annual Report to Shareholders are available at simlatus.com/proxy/statement/vote.

SIMLATUS CORPORATION
175 Joerschke Drive, Suite A
Grass Valley, California 95945

NOTICE OF THE 2016 ANNUAL MEETING OF SHAREHOLDERS

Time & Date:                                     11:00 a.m. Pacific time on Wednesday, June 15, 2016

Location:                                           175 Joerschke Drive, Suite A, Grass Valley, California 95945

Business:

1.	Vote on the appointment of the full Board of Directors
2.	Establish Members for an Audit and Executive Compensation Commitment
3.	Vote on the capital restructuring of the Company
4.	Conduct any other business that properly comes before the Annual Meeting and any postponements or adjournments of the Annual Meeting.

Who Can Vote:	Shareholders at the close of business on Thursday, May 5, 2016, the date which has been fixed by the Board of Directors of the Company as the record date.

How You Can Vote:
You may vote in one of three ways: (1) by ballot in person at the Annual Meeting; (2) your proxy by marking, signing and dating the enclosed proxy card and returning it as soon as possible using the enclosed envelope; or (3) via the Internet by visiting simlatus.com/proxy/statement/vote and following the instructions for voting.

Who May Attend:
Only persons with evidence of share ownership or who are guests of the Company may attend the Annual Meeting. Photo identification will be required (a driver’s license or passport is preferred). If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement confirming that you were the beneficial owner of those shares at the close of business on May 5, 2016. If you do not have proof that you own shares, you will not be admitted to the Annual Meeting.

Shareholders of Record:
A list of the shareholders of record as of May 5, 2016 will be available for inspection during ordinary business hours at our corporate office, 175 Joerschke Drive, Suite A, Grass Valley, California 95945, from May 5, 2016 to June 15, 2016, as well as at the Annual Meeting.

Additional Information:	Additional information regarding the matters to be acted on at the Annual Meeting is included in the accompanying proxy statement.

By Order of the Board of Directors:

/s/Gary Tilden
Gary Tilden, Director

Simlatus Corporation
175 Joerschke Drive, Suite A
Grass Valley, California 95945

PROXY STATEMENT

2016 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 15, 2016

INTRODUCTION

This proxy statement (this “Proxy Statement”) is furnished in connection with a solicitation of proxies by the Board of Directors of Simlatus Corporation, a Nevada corporation (which we refer to as “Simlatus,” the “Company,” “we,” “our” or “us” and which includes, as applicable, our predecessor corporation, Grid Petroleum, Inc.), to be used at our 2016 annual meeting of shareholders (the “Annual Meeting”) to be held on Wednesday, June 15, 2016, at 11:00 a.m. Pacific time at our principal executive offices, the address of which is featured above, and at any adjournments or postponements thereof.

The approximate date on which a copy of our 2015 Annual Report, this Proxy Statement and the accompanying proxy card are first being mailed, or furnished, to shareholders is May 13, 2016.

What is the purpose of the Annual Meeting?

You are invited to attend the Annual Meeting to consider and vote on the following proposals:

1.	Vote on the appointment of the full Board of Directors
2.	Establish Members for an Audit and Executive Compensation Commitment
3.	Vote on the capital restructuring of the Company
4.	Conduct any other business that properly comes before the Annual Meeting and any postponements or adjournments of the Annual Meeting.

Proposal One
Vote on the appointment of the full Board of Directors

Our current Officers and Board of Directors are as follows:

NAME	POSITION/TITLE
Robert Stillwaugh	Chairman
Gary Tilden	President, CEO, Secretary & Director
Mike Schatz	Chief Operating Officer, Treasurer, Director

Mr. Gary B. Tilden:

Gary Tilden has 35 years of experience building and operating private and public companies. His area of expertise is executive management and SEC guidelines. He has served on the Board of Directors for several Public Companies where he provided expertise in working with the SEC, OTC Markets & other critical areas within the public side of management. He operated his own businesses for 20 years, designing and manufacturing products for the home building industry; and has several certifications in various fabrications. Gary has owned an automated machinery sales representative business since 1993, working with upper level management and the owners of many of the largest manufacturers in the United States. He has assisted with the implementation of various cutting edge automation assembly systems. Mr. Tilden has spent most of his career in southern California where he has attended California based Orange Coast College and Santa Ana College to study Business Management, Business Law and Accounting.

Mr. Mike Schatz:

Mike has an extensive career in business. After serving 4 years in the U.S. Air Force, he went to work for General Electric Nuclear Power Division in their information systems section where he modified flow charts, operated main frame computer systems and designed control room consoles and PC boards. He then spent 17 years working for Hewlett-Packard designing PC boards, provided CAD system management on Gerber design systems and instructed R&D personnel in CAD design concepts and practices. While at HP he held a number of management positions and gained an in-depth knowledge and understanding of printed circuit photo lab, fabrication and assembly techniques, and procedures. He designed and modified complex, precise digital and analog printed circuit boards requiring special engineering/designer coordination while providing design support for photolithography masks. After HP, Mike worked for Crucial Technology, a division of Micron Technology, as a Mentor Graphics Librarian; created symbols, geometries, catalogs and mapping files for use in the design of PCB’s.

Mr. Robert Stillwaugh (Bob):

Bob served in the US Army immediately after the Korean War conflict from 1954-1957, and continued his education at the University of Cincinnati where he earned his Bachelor of Arts degree in Radio-Television Broadcasting. Then followed a 50-plus year history that includes extensive experience in television station operations and management, plus project design and implementation. Bob served 24 years with Grass Valley Group, a widely known brand in the industry, in Northern California’s Tech Arena. He specialized in engineering development / systems engineering and managed the customs products group. Grass Valley, formerly known as Grass Valley Group, a Nevada City LLC specializing in TV-broadcast equipment, was purchased by Belden, an international investment firm specializing in the broadcast market, for $220 million. Bob retired from Grass Valley Group and co-founded The ISIS Group Inc. where he spent the next 17 years as founder, VP of Engineering and President. Bob’s motto is “There is nothing like the feeling of accomplishment upon completion of a project to the satisfaction of the customer and myself. I enjoy being able to find a solution to a problem that the customer didn't think could be solved - bringing extra value to the relationship."

Board Leadership Structure and Role in Risk Oversight

Our Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the company and industry, while the Chief Executive Officer brings company-specific experience and expertise. Currently, the offices of the Chairman of the Board and the Chief Executive Officer of the Company are held by . We currently do not have a director designated as Lead or Presiding Independent Director. We believe that this arrangement has and continues to serve the best interest of the Company and its shareholders. The Board sees its role in the Company’s risk oversight process in receiving regular reports from members of senior management on areas of material risk to the Company, including strategic, operational, reporting and compliance risks. The full Board (or the appropriate standing committee of the Board in the case of risks that are under the purview of a particular committee) is to receive these reports from the appropriate the party within the organization that is responsible for a particular risk or set of risks to enable it to understand our risk identification, management and mitigation strategies.

Proposal Two
Establish members for an Audit and Executive Compensation Committee.

We do not yet have an Audit Committee or an Executive Compensation Committee.  Our Audit Committee, once established, will be responsible for the following:

•	Review whether or not management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

•	Review whether or not management has established and maintained processes to ensure that an adequate system of internal controls is functioning within the Company;

•
Review whether or not management has established and maintained processes to ensure compliance by the Company with legal and regulatory requirements that may impact its financial reporting and disclosure obligations;

•	Oversee the selection and retention of the Company’s independent registered public accounting firm, and their qualifications and independence;

•	Prepare a report of the Audit Committee for inclusion in the proxy statement for the Company’s annual meeting of shareholders;

•	Review the scope and cost of the audit, the performance of the independent registered public accounting firm, and their report on the annual financial statements of the Company; and

•	Perform all other duties as the Board may from time to time designate.

Executive Compensation Committee

We do not yet have a Compensation Committee.  Once we decide on a compensation committee, the responsibility of that committee will be as follows:

•	Establish director compensation plan or any executive compensation plan or other employee benefit plan which requires shareholder approval;

•	Establish significant long-term director or executive compensation and director or executive benefits plans which do not require stockholder approval;

•	Determine if any other matter, such as severance agreements, change in control agreements, or special or supplemental executive benefits, within the Committee's authority;

•	Design overall compensation policy and executive salary plan; and

•	Setting the annual base salary, annual bonus, and annual and long-term equity-based or other incentives of each corporate officer, including the CEO.

Proposal Three
Vote on the capital restructuring of the Company

We will be voting on the capital restructuring of the Company; in an effort to bring more value to the Company and to the Shareholders, we are seeking our Shareholder’s vote on capital restructuring of the Company.  We are seeking our Shareholders vote on completing a reverse split of the company’s issued and outstanding shares.

Proposal Four
Conduct any other business that properly comes before the meeting or any adjournment or postponement of the meeting

We will seek our Shareholder’s vote on any other business that properly comes before the meeting.

Other Matters

The Board knows of no other matters which will come before the meeting. However, if any matters other than those set forth in the notice should be properly presented for action, the persons named in the proxy intend to take such action as will be in harmony with the policies of the Company and will use their discretion.

Shareholder Communications with Directors

We have no formal written policy regarding communication with the Board. Persons wishing to write to the Board or to a specified director or committee of the Board should send correspondence to the Secretary at our principal offices. Electronic submissions of shareholder correspondence will not be accepted. The Secretary will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the shareholders, to the functioning of the Board, or to the affairs of Simlatus Corporation.

Board Member Attendance at Annual Meetings

All current Board members and all nominees for election to our Board are expected to attend our Annual Meetings unless personal circumstances make the Board member or director nominee attendance impracticable or inappropriate.

QUESTIONS AND ANSWERS

Who is entitled to vote at the Annual Meeting?

The close of business on Thursday, May 5, 2016 has been fixed by the Board of Directors of the Company (the “Board of Directors” or the “Board”) as the record date for determining the holders of shares representing limited liability company interests (the “Common Shares”) entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date are entitled to attend and vote at the Annual Meeting. The class of shares that is currently outstanding and that can be voted at the Annual Meeting are our Common Shares and Series B Voting Preferred Shares. Each outstanding Common Share is entitled to one vote on each matter that comes before the Annual Meeting, and the presence, in person or by proxy, of a majority of the outstanding shares entitled to vote will constitute a quorum at the Annual Meeting. Each outstanding Series B Voting Preferred Share is entitled to four votes for each and every issued and outstanding Common Share on each matter that comes before the Annual Meeting, and the presence, in person, or by proxy, of a majority of the outstanding shares entitled to vote will constitute a quorum at the Annual Meeting. We do not have cumulative voting, and there are no appraisal or dissenters’ rights associated with any of the matters we have scheduled for a vote at the Annual Meeting. Withheld votes, abstentions and “broker non-votes” are treated as present for quorum purposes.

At the close of business on the record date, there were 4,140,998,515 Common Shares outstanding held by 28 shareholders of record, and 1,000 Series B Voting Preferred Shares held by four shareholders of record. Those shares represented by the proxies received, properly marked, dated, executed and not revoked will be considered present at the Annual Meeting.

How do I vote?

You may vote by ballot in person at the Annual Meeting. If you are a “street name” shareholder, in order to vote at the meeting, you will need to obtain a signed proxy from the broker or nominee that holds your shares of record, because the broker or nominee is the legal, registered owner of the shares. If you have the broker’s proxy, you may vote by ballot or you may complete and deliver another proxy card in person at the meeting. Alternatively, you may vote by using any of the following methods:

•
By the Internet—You may vote by proxy via the Internet by visiting
simlatus.com/proxy/statement/vote and following the instructions on the webpage.
You may use the Internet to vote at
any time until 11:59 P.M. Eastern Time, on June 14, 2016.

•
By Mail—You may vote by completing, signing and dating the proxy card and returning it in the provided postage-paid envelope. If you are a shareholder of record, and the postage-paid envelope is missing, please mail your completed proxy card to
Simlatus Corporation c/o Gary Tilden

How does the Board of Directors recommend I vote on the proposals?

The Board of Directors recommends that you vote:

•	Proposal 1—FOR the appointment of the full Board of Directors.

•	Proposal 2—FOR the approval to establish members for an Audit and Executive Compensation Committee.

•	Proposal 3 – FOR capital restructuring of the Company.

What if I do not specify how my shares are to be voted?

For shares directly registered in the name of the shareholder, if a properly executed proxy is provided, but no instruction is given with respect to any or all proposals to be acted upon at the Annual Meeting, your proxy will be voted “FOR ALL” the director nominees named in Proposal 1 of this Proxy Statement and “FOR” Proposals 2 and 3.

At present we do not expect any other matter to be considered at the Annual Meeting other than the proposals set forth in the accompanying Notice of Annual Meeting, but if any other matters are properly brought before the Annual Meeting for action, it is intended that our Common Shares represented by proxies will be voted by the persons named as proxies on the proxy card in accordance with their discretion on such matters.

For shares registered in the name of a broker, bank, or other nominee, with respect to shares for which voting instructions are not provided that are registered in the name of organizations that are not governed by New York Stock Exchange (“NYSE”) Rule 452, those shares will not be voted at the meeting because such organizations do not have discretionary voting power. With respect to shares registered in the name of brokerage firms that are governed by NYSE Rule 452, if you do not furnish voting instructions to such brokerage firms, one of two things can happen depending upon whether or not a proposal is “routine.” Under NYSE Rule 452, brokerage firms have discretion to cast votes on “routine” matters, such as the ratification of the appointment of independent registered public accounting firms, without receiving voting instructions from their clients. Brokerage firms are not permitted, however, to cast votes on “non-routine” matters, such as the election of directors and the advisory vote on executive compensation, without such voting instructions.

How can I attend the Annual Meeting in person?

All shareholders must bring an acceptable form of identification, such as a driver’s license or a passport, to attend our Annual Meeting in person.

If your shares are held beneficially in “street name” and you plan to attend the Annual Meeting, you will need to obtain and present a copy of your brokerage account statement (which you can obtain from your broker) reflecting your ownership of our Common Shares at the close of business on May 5, 2016 to be admitted to the Annual Meeting.

Please note: No cameras, recording equipment or other electronic devices will be permitted at the Annual Meeting.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, the President Stock Transfer you are considered, with respect to those shares, the “shareholder of record.” The Notice of Annual Meeting, this Proxy Statement and our 2015 Annual Report have been sent directly to you, or otherwise made available to you.

If your Common Shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice of Annual Meeting, this Proxy Statement and our 2015 Annual Report have been forwarded (or otherwise made available) to you by your broker, bank or other holder of record who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting.

Can I change my vote after I submit my proxy card?

Yes. You may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	signing and returning another proxy card with a later date; or

•	giving written notice of revocation to our President prior to or at the Annual Meeting; or

•	attending and voting at the Annual Meeting

       Your attendance at the Annual Meeting will not have the effect of revoking your properly executed proxy unless you follow one of the revocation procedures referenced above. Any written notice revoking a proxy should be sent to our President at 175 Joerschke Dr., Suite A, Grass Valley, California 95945 and must be received before voting is closed at the Annual Meeting.

What are “broker non-votes”?

“Broker non-votes” occur when a broker or nominee holding shares for a beneficial owner in “street name” does not vote on a particular matter because it does not have discretionary authority to vote and it has not received voting instructions from the beneficial owner. Under the rules of the NYSE, brokers that have not received voting instructions from their customers may vote their customers’ shares in the brokers’ discretion on the proposal regarding the ratification of the appointment of our independent registered public accounting firm because this is a “routine” matter under NYSE Rule 452. Brokers that have not received voting instructions from their customers may not vote their customers’ shares in the brokers’ discretion on the proposals regarding: (i) the election of directors; and (ii) the approval, on an advisory, nonbinding basis, of the compensation of our named executive officers. Organizations that are not governed by NYSE Rule 452 do not have discretionary voting power and may not vote their clients’ shares on any proposals set forth in the accompanying Notice of Annual Meeting and this Proxy Statement or any other matters that may be brought before the Annual Meeting without voting instructions from their clients.

How many votes are required to approve the proposals?

The required votes to approve each proposal are as follows:

Proposal 1 – a majority of the votes cast is required to vote on the appointment of the full Board of Directors.  This means that of the Directors that have been appointed receiving the greatest number of “FOR” votes will maintain their appointments until voted off the Board.  You may vote “FOR ALL”, “WITHHOLD ALL”, or “FOR ALL EXCEPT” with respect to the appointment of directors.  Only votes “FOR” are counted in determining whether a majority has been cast in favor of a director. Abstentions and non-votes, if any, will be disregarded and have no effect on the outcome of such vote.

Proposal 2 – the affirmative vote of a majority of the shares present or represented by proxy at the Annual meeting is required for the establishment of members for an Audit and Executive Compensation Commitment.  You may vote “FOR”, “AGAINST”, or “ABSTAIN” with respect to approval of the establishment of members for an Audit and Executive Compensation Commitment.  Abstentions, while included for purposes of attaining a quorum, will not be voted on Proposal 2 and therefore will have no effect on the outcome of such vote. Broker non-votes, if any, will be disregarded and have no effect on the outcome of such vote.

Proposal 3 - the affirmative vote of a majority of the shares present or represented by proxy at the Annual meeting is required for the capital restructuring of the Company. You may vote “FOR”, “AGAINST”, or “ABSTAIN” with respect to approval of the capital restructuring of the Company.  Abstentions, while included for purposes of attaining a quorum, will not be voted on Proposal 3 and therefore will have no effect on the outcome of such vote.  Broker non-votes, if any, will be disregarded and have no effect on the outcome of such vote.

Who will count the votes?

Our Chief Operating Officer and Treasurer, Mike Schatz will count the number of votes.

What is a quorum, and how is it determined?

For business to be properly conducted and the vote of shareholders to be valid at the Annual Meeting, a quorum must be present. The presence, in person or by proxy, of the holders of a majority of our Common Shares issued and outstanding as of the record date is necessary to constitute a quorum at the Annual Meeting. Common shares represented at the Annual Meeting in person or by proxy but not voted will nevertheless be counted for purposes of determining the presence of a quorum. Accordingly, abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Who pays for the cost of this proxy solicitation?

This proxy solicitation by our Board of Directors will be conducted by mail, and we will bear all associated costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding such materials to beneficial owners of our Common Shares. We may conduct further solicitation personally, telephonically, by facsimile or by electronic or other means of communication through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

Where can I find more information?

You can find a copy of our 2015 Annual report on the Securities and Exchange Commission’s (the “SEC”) web site at http://www.sec.gov.  We are required to file annual, quarterly and current reports, proxy statements and other information required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with the SEC. You may read and copy any document we file with the SEC at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549, U.S.A. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. All of our SEC filings are also available to the public from the SEC’s website at http://www.sec.gov.

In addition, we maintain a public website at www.simlatus.com and make available free of charge through our website our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statements and Forms 3, 4 and 5 filed on behalf of directors and executive officers and any amendments to those reports filed or furnished pursuant to the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The information on our website is not part of this Proxy Statement.

Interest of Certain Persons in Matters to be Acted Upon

        Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, nominee for director, or associate of the foregoing persons in any matter to be acted on, as described herein.

Other Matters

The Board knows of no other matters which will come before the meeting. However, if any matters other than those set forth in the notice should be properly presented for action, the persons named in the proxy intend to take such action as will be in harmony with the policies of the Company and will use their discretion.

House holding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “house holding,” potentially provides extra convenience for stockholders and cost savings for us. If you are now receiving multiple copies of our proxy materials and would like to have only one copy of these documents delivered to your household in the future, please call or write to us at (530) 205-3437, or Simlatus Corporation, at 175 Joerschke Dr., Suite A, Grass Valley, California 95945 Attention: Corporate Secretary.

ANNUAL MEETING OF SHAREHOLDERS

June 15, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIMLATUS CORPORATION, INC.

The undersigned shareholder acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement and hereby appoints Gary Tilden and Mike Schatz, or either of them, each with full power of substitution and hereby authorizes them to represent and to vote, as designated, all of the shares of common stock of the Company held of record by the undersigned on May 5, 2016 at the Annual Meeting of shareholders to be held on June 15, 2016, at the Company’s offices at 175 Joerschke Drive, Suite A, Grass Valley, California 95945, at 11:00 a.m. (local time), and at all postponements or adjournments thereof, with all powers the undersigned would possess if personally present. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

1. To elect directors, each to serve until the next annual meeting of shareholders or until each successor is duly elected and qualified:

☐           For all nominees listed below

☐           WITHHOLD AUTHORITY for all nominees

☐           For all nominees except as noted below:  Nominee exception

○ Robert Stillwaugh                                                      ○  Gary Tilden                                           ○  Mike Schatz

2.  To establish members for an Audit and Executive Compensation Committee

☐   FOR                                ☐   ABSTAIN                                           ☐  AGAINST

3.  To the capital restructuring of the Company

☐   FOR                                ☐   ABSTAIN                                           ☐   AGAINST

4. To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement

☐   FOR                                ☐   ABSTAIN                                           ☐   AGAINST

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” Director Nominees in Proposa1 1, “FOR” Proposal 2, “FOR” Proposal 3, and will grant discretionary authority pursuant to Proposal 4. The undersigned hereby acknowledges receipt of the notice of Annual Meeting and proxy statement furnished in connection therewith.

DATED:  ________________________

__________________________________
(Signature)

__________________________________
(Signature if jointly held)

___________________________________
 (Printed name(s))

Please sign exactly as name appears herein. When shares are held by Joint Tenants, both should sign, and for signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If held by a corporation, please sign in the full corporate name by the president or other authorized officer. If held by a partnership, please sign in the partnership name by an authorized person. PLEASE MARK, SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE. THANK YOU.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS

Electronic copies of this proxy statement, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and proxy card for the Annual Meeting of Shareholders are available to you at simlatus.com/proxy/statement/vote. Requests for additional copies of the proxy materials should be addressed to Simlatus Corporation, 175 Joerschke Drive, Suite A, Grass Valley, California 94545